UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 October 21, 2010
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
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             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
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         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 7.01  REGULATION FD DISCLOSURE.

     On October 21, 2010, the Company issued a press release to provide an update regarding its Kreider Dairy Farms Phase 1 waste management system project including without limitation: a) public groundbreaking scheduled for November 10, 2010, b) scheduling of the settlement closing for the project financing loan from the Pennsylvania Infrastructure Authority (PENNVEST) on October 27, 2010, c) execution of a 'design-build' construction contract with Primus Builders, Inc. for the project, and d) the launch of our website (www.bionpa.com )for our Pennsylvania and Chesapeake Bay Watershed activities. The press release has been attached hereto as an exhibit and will also be posted on our website: www.biontech.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 99.1 Kreider Farms Project Update Press Release dated October 21, 2010



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bion Environmental Technologies, Inc.



Date:  October 21, 2010            By:/s/ Mark A. Smith
                                      Mark A. Smith, President